Exhibit 99.2

Supplemental Financial Information

First Quarter 2018

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2017.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2018

This document is a financial supplement to our first quarter 2018 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,087,607	$2,110,131	$2,139,275	$2,157,513	$2,287,955	$2,254,512
Securities held to maturity	503,230	535,160	635,690	688,840	737,150	796,450
Total investments and cash	2,590,837	2,645,291	2,774,965	2,846,353	3,025,105	3,050,962
Due from reinsurers	4,193,562	4,219,547	4,191,754	4,238,978	4,205,173	4,263,111
Deferred policy acquisition costs	1,713,065	1,767,681	1,833,877	1,900,122	1,951,892	1,998,985
Other assets	653,525	681,156	719,765	734,425	705,661	759,973
Separate account assets	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707
Total assets	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737

Liabilities:
Future policy benefits	$5,673,890	$5,736,313	$5,812,217	$5,894,882	$5,954,524	$6,004,101
Other policy liabilities	631,700	642,640	645,443	656,434	685,885	693,223
Income taxes	225,006	237,719	241,314	255,877	177,468	184,161
Other liabilities	449,963	449,734	428,176	463,926	451,398	506,535
Notes payable	372,919	373,011	373,103	373,196	373,288	373,381
Surplus note	502,491	534,435	634,980	688,055	736,381	795,697
Payable under securities lending	73,646	93,326	115,875	106,978	89,786	89,433
Separate account liabilities	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707
Total liabilities	10,217,568	10,423,499	10,676,044	10,926,309	11,041,603	11,066,237
Stockholders’ equity:
Common stock ($0.01 par value) (1)	457	455	450	444	443	440
Paid-in capital	52,468	28,606	(0)	(0)	(0)	(0)
Retained earnings	1,138,851	1,182,038	1,224,375	1,228,546	1,375,090	1,416,564
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)
Cumulative translation adjustment	(13,193)	(12,082)	(5,401)	4,492	3,995	(4,406)
Total stockholders’ equity	1,221,374	1,246,497	1,269,253	1,280,530	1,419,101	1,426,500
Total liabilities and stockholders' equity	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)
Total reconciling items	42,791	47,479	49,829	47,048	39,573	13,903
Total stockholders’ equity	$1,221,374	$1,246,497	$1,269,253	$1,280,530	$1,419,101	$1,426,500

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528
Net Income	56,874	52,069	63,107	66,635	168,443	65,714
Shareholder dividends	(8,410)	(8,882)	(8,799)	(9,120)	(9,020)	(11,278)
Retirement of shares and warrants	(18,697)	(36,353)	(45,185)	(57,916)	(17,318)	(51,563)
Net foreign currency translation adjustment	(4,966)	1,111	6,681	9,893	(497)	(8,402)
Other, net	4,653	12,489	4,602	4,565	4,437	38,598
Balance, end of period	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892
General expenses deferred	8,226	9,489	9,061	9,350	8,887	9,599
Commission costs deferred	89,647	95,923	99,341	102,113	99,411	104,314
Amortization of deferred policy acquisition costs	(53,305)	(51,850)	(47,861)	(53,384)	(56,304)	(60,165)
Foreign currency impact and other, net	(3,957)	1,054	5,653	8,166	(224)	(6,655)
Balance, end of period	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	(1,561,475)	-3.4%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$13,645	26.2%
Less income attributable to unvested participating securities	(421)	(430)	(465)	(1,171)	(425)	(3)	-0.8%
Net income used in computing basic EPS	$51,648	$62,677	$66,170	$167,272	$65,289	$13,641	26.4%
Basic earnings per share	$1.12	$1.36	$1.46	$3.73	$1.46	$0.34	30.8%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$14,239	27.4%
Less operating income attributable to unvested participating securities	(421)	(430)	(465)	(502)	(428)	(7)	-1.8%
Adjusted net operating income used in computing basic operating EPS	$51,556	$62,609	$66,156	$71,755	$65,787	$14,232	27.6%
Basic adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$0.36	32.1%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	(1,561,475)	-3.4%
Dilutive impact of contingently issuable shares	72,947	86,550	89,455	107,386	115,421	42,474	58.2%
Shares used to calculate diluted EPS	46,374,286	46,070,333	45,407,096	44,916,819	44,855,285	(1,519,001)	-3.3%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$13,645	26.2%
Less income attributable to unvested participating securities	(421)	(430)	(464)	(1,169)	(424)	(3)	-0.7%
Net income used in computing diluted EPS	$51,648	$62,677	$66,171	$167,275	$65,290	$13,642	26.4%
Diluted earnings per share	$1.11	$1.36	$1.46	$3.72	$1.46	$0.34	30.7%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$14,239	27.4%
Less operating income attributable to unvested participating securities	(420)	(429)	(464)	(501)	(427)	(7)	-1.7%
Adjusted net operating income used in computing diluted operating EPS	$51,556	$62,609	$66,156	$71,756	$65,788	$14,232	27.6%
Diluted adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$0.35	31.9%

											YOY Q1
	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Q1 2018		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,233,936		$1,257,875		$1,274,892		$1,349,815		$1,422,801		$188,865		15.3%
Average adjusted stockholders' equity	$1,188,801		$1,209,221		$1,226,453		$1,306,505		$1,396,063		$207,262		17.4%

Net income return on stockholders' equity	16.9%		20.1%		20.9%		49.9%		18.5%		1.6%		nm
Net income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		51.6%		18.8%		1.3%		nm

Adjusted net operating income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		22.1%		19.0%		1.5%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.7%		22.6%		20.8%		20.7%		-2.3%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.1	x	2.1	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.3	x	2.3	x	2.2	x	2.2	x	(0.0	x)	nm

Share count, end of period (2)	45,549,739		45,034,788		44,380,349		44,251,256		43,953,046		(1,596,693)		-3.5%
Adjusted stockholders' equity per share	$26.32		$27.08		$27.79		$31.17		$32.14		$5.82		22.1%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$627,698	$637,426	$646,079	$650,906	$656,087	$28,389	4.5%
Ceded premiums	(399,769)	(406,043)	(397,641)	(397,318)	(394,249)	5,520	1.4%
Net premiums	227,929	231,384	248,438	253,587	261,838	33,909	14.9%
Net investment income	19,894	19,742	19,922	19,459	19,017	(877)	-4.4%
Commissions and fees:
Sales-based (1)	60,517	60,692	53,488	58,307	64,461	3,944	6.5%
Asset-based (2)	64,474	67,424	70,279	72,982	74,649	10,176	15.8%
Account-based (3)	13,217	13,282	13,811	14,720	20,595	7,378	55.8%
Other commissions and fees	6,060	6,919	7,049	8,097	7,122	1,062	17.5%
Realized investment (losses) gains	134	104	22	1,079	(1,656)	(1,790)	nm
Other, net	12,939	14,150	14,291	14,710	13,897	958	7.4%
Total revenues	405,164	413,696	427,300	442,941	459,923	54,759	13.5%
Benefits and expenses:
Benefits and claims	102,385	99,512	105,864	108,259	116,890	14,505	14.2%
Amortization of DAC	51,850	47,861	53,384	56,304	60,165	8,315	16.0%
Insurance commissions	4,899	5,157	5,593	5,459	5,877	978	20.0%
Insurance expenses	37,621	36,920	37,636	35,102	41,109	3,488	9.3%
Sales commissions:
Sales-based (1)	43,209	43,253	38,338	41,261	46,259	3,050	7.1%
Asset-based (2)	27,630	28,965	30,220	31,698	32,484	4,854	17.6%
Other sales commissions	2,865	3,221	3,463	3,864	3,777	912	31.8%
Interest expense	7,127	7,144	7,074	7,143	7,173	46	0.6%
Other operating expenses	52,736	45,274	45,528	45,762	63,228	10,491	19.9%
Total benefits and expenses	330,322	317,308	327,100	334,852	376,961	46,638	14.1%
Income before income taxes	74,841	96,389	100,200	108,089	82,962	8,121	10.9%
Income taxes	22,772	33,282	33,565	(60,355)	17,248	(5,524)	-24.3%
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$13,645	26.2%

Income Before Income Taxes by Segment
Term Life	$49,022	$61,855	$66,543	$68,237	$59,621	$10,599	21.6%
Investment & Savings Products	37,119	39,684	39,050	46,982	39,985	2,865	7.7%
Corporate & Other Distributed Products	(11,300)	(5,149)	(5,392)	(7,131)	(16,644)	(5,344)	-47.3%
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$8,121	10.9%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$28,987	4.7%
Less: Premiums ceded to IPO Coinsurers	312,982	308,323	304,580	300,144	294,301	(18,681)	-6.0%
Term Life adjusted direct premiums	$307,397	$322,163	$334,251	$344,230	$355,065	$47,668	15.5%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,077)	$(404,175)	$(395,772)	$(394,987)	$(392,561)	$5,516	1.4%
Less: Premiums ceded to IPO Coinsurers	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	18,681	6.0%
Term Life other ceded premiums	$(85,095)	$(95,852)	$(91,193)	$(94,843)	$(98,260)	$(13,165)	-15.5%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,894	$19,742	$19,922	$19,459	$19,017	$(877)	-4.4%
Less: MTM investment adjustments	—	—	—	—	(1,288)	nm	nm
Adjusted net investment income	$19,894	$19,742	$19,922	$19,459	$20,305	$411	2.1%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$405,164	$413,696	$427,300	$442,941	$459,923	$54,759	13.5%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	nm	nm
Adjusted operating revenues	$405,030	$413,592	$427,278	$441,862	$462,866	$57,836	14.3%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$8,121	10.9%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	nm	nm
Adjusted operating income before income taxes	$74,708	$96,285	$100,178	$107,010	$85,906	$11,198	15.0%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$13,645	26.2%
Less: Income before income taxes reconciling items	134	104	22	1,079	(2,944)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(41)	(36)	(8)	(350)	675	nm	nm
Less: Transition impact of tax reform (1)	—	—	—	95,457	1,768	nm	nm
Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$14,239	27.4%

(1)

Represents a preliminary estimate of the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings expected to be recognized in the fourth quarter of 2017 due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  The final transition impact of Tax Reform may change from the preliminary estimate, possibly materially, when assumptions are refined and interpretations of the legislation are finalized including the Company’s application of any additional guidance that may be issued by the U.S. Department of the Treasury or the Internal Revenue Service.

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$28,987	4.7%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	18,681	6.0%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	47,668	15.5%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(13,165)	-15.5%
Net premiums	222,302	226,311	243,058	249,387	256,805	34,503	15.5%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	785	34.1%
Other, net	9,446	10,244	10,655	10,890	10,415	969	10.3%
Revenues	234,051	238,902	256,240	263,031	270,309	36,258	15.5%
Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	15,061	15.4%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	6,540	13.0%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	819	58.2%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	3,239	9.1%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	25,659	13.9%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$10,599	21.6%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$3,944	6.5%
Asset-based	64,474	67,424	70,279	72,982	74,649	10,176	15.8%
Account-based	13,217	13,282	13,811	14,720	20,595	7,378	55.8%
Other, net	2,199	2,376	2,480	2,499	2,336	137	6.2%
Revenues	140,407	143,774	140,058	148,508	162,042	21,634	15.4%
Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	1,708	98.5%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	241	8.1%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	3,050	7.1%
Asset-based	27,630	28,965	30,220	31,698	32,484	4,854	17.6%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	8,917	32.1%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	18,769	18.2%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$2,865	7.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,319	$6,941	$7,249	$6,532	$6,721	$(598)	-8.2%
Ceded premiums	(1,692)	(1,868)	(1,869)	(2,331)	(1,688)	4	0.2%
Net premiums	5,627	5,073	5,380	4,201	5,033	(594)	-10.6%
Allocated net investment income	17,591	17,395	17,395	16,705	17,216	(375)	-2.1%
Commissions and fees:
Loans	30	33	35	33	18	(12)	-40.9%
DebtWatchers	241	223	216	195	173	(68)	-28.1%
Prepaid Legal Services	2,946	3,063	3,182	3,318	3,669	724	24.6%
Auto and Homeowners Insurance	1,815	2,166	1,980	2,238	1,347	(468)	-25.8%
Long-Term Care Insurance	542	520	524	524	527	(14)	-2.7%
Other sales commissions	486	913	1,112	1,789	1,387	901	nm
Other, net	1,294	1,530	1,156	1,320	1,145	(149)	-11.5%
Adjusted operating revenues	30,572	30,917	30,981	30,323	30,516	(56)	-0.2%
Benefits and expenses:
Benefits and claims	4,615	3,980	4,513	4,700	4,059	(556)	-12.0%
Amortization of DAC	(17)	613	218	666	50	67	nm
Insurance commissions	532	461	500	382	450	(82)	-15.5%
Insurance expenses	1,904	1,988	1,551	1,961	2,153	249	13.1%
Sales commissions	2,865	3,221	3,463	3,864	3,777	912	31.8%
Interest expense	7,127	7,144	7,074	7,143	7,173	46	0.6%
Other operating expenses	24,980	18,763	19,077	19,817	26,554	1,574	6.3%
Benefits and expenses	42,006	36,170	36,395	38,532	44,216	2,211	5.3%
Adjusted operating income before income taxes	$(11,434)	$(5,254)	$(5,415)	$(8,209)	$(13,700)	$(2,266)	-19.8%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$28,987	4.7%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	18,681	6.0%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	47,668	15.5%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(13,165)	-15.5%
Net premiums	222,302	226,311	243,058	249,387	256,805	34,503	15.5%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	785	34.1%
Other, net	9,446	10,244	10,655	10,890	10,415	969	10.3%
Revenues	234,051	238,902	256,240	263,031	270,309	36,258	15.5%
Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	15,061	15.4%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	6,540	13.0%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	819	58.2%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	3,239	9.1%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	25,659	13.9%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$10,599	21.6%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$227,390	$240,580	$250,457	$258,524	$267,615	$40,225	17.7%
Legacy direct premiums (5)	392,989	389,906	388,373	385,849	381,751	(11,238)	-2.9%
Total direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$28,987	4.7%

Premiums ceded to IPO coinsurers	$312,982	$308,323	$304,580	$300,144	$294,301	$(18,681)	-6.0%
% of Legacy direct premiums	79.6%	79.1%	78.4%	77.8%	77.1%	nm	nm

Benefits and claims, net (6)	$182,866	$191,384	$192,544	$198,402	$211,091	$28,226	15.4%
% of adjusted direct premiums	59.5%	59.4%	57.6%	57.6%	59.5%	nm	nm

DAC amortization & insurance commissions	$51,542	$46,584	$52,260	$58,094	$58,901	$7,359	14.3%
% of adjusted direct premiums	16.8%	14.5%	15.6%	16.9%	16.6%	nm	nm

Insurance expenses, net (7)	$26,271	$24,687	$25,431	$22,251	$28,541	$2,269	8.6%
% of adjusted direct premiums	8.5%	7.7%	7.6%	6.5%	8.0%	nm	nm

Total Term Life income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$10,599	21.6%
Term Life operating margin (8)	15.9%	19.2%	19.9%	19.8%	16.8%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	116,827	117,907	121,471	124,436	126,121	9,294	8.0%
New life-licensed representatives	10,903	12,947	12,783	11,902	11,730	827	7.6%
Non-renewal and terminated representatives	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(846)	-8.6%
Life-insurance licensed sales force, end of period	117,907	121,471	124,436	126,121	127,182	9,275	7.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$59.4	$70.2	$65.8	$67.6	$60.4	$1.0	1.7%
Additions and increases in premium	15.1	16.5	16.4	17.5	16.9	1.8	11.7%
Total estimated annualized issued term life premium	$74.5	$86.7	$82.2	$85.1	$77.3	$2.8	3.8%

Issued term life policies	70,642	84,033	78,056	80,068	70,821	179	0.3%
Estimated average annualized issued term life premium per policy (1)(2)	$841	$836	$843	$845	$853	$12	1.5%

Term life face amount in-force, beginning of period ($mills)	$728,385	$733,756	$746,427	$757,411	$763,831	$35,446	4.9%
Issued term life face amount (3)	21,628	25,458	24,035	24,515	22,258	630	2.9%
Terminated term life face amount	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(1,084)	-6.5%
Foreign currency impact, net	447	2,207	3,280	(165)	(2,570)	(3,017)	nm
Term life face amount in-force, end of period	$733,756	$746,427	$757,411	$763,831	$765,732	$31,976	4.4%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$3,944	6.5%
Asset-based	64,474	67,424	70,279	72,982	74,649	10,176	15.8%
Account-based	13,217	13,282	13,811	14,720	20,595	7,378	55.8%
Other, net	2,199	2,376	2,480	2,499	2,336	137	6.2%
Revenues	140,407	143,774	140,058	148,508	162,042	21,634	15.4%
Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	1,708	98.5%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	241	8.1%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	3,050	7.1%
Asset-based	27,630	28,965	30,220	31,698	32,484	4,854	17.6%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	8,917	32.1%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	18,769	18.2%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$2,865	7.7%

Financial Analysis

Fees paid based on client asset values (1)	$4,884	$5,088	$5,440	$5,697	$5,690	$806	16.5%
Fees paid based on fee-generating positions (2)	5,017	4,590	4,495	4,537	12,495	7,478	149.1%
Other operating expenses	17,855	16,834	16,516	15,711	18,488	633	3.5%
Total other operating expenses	$27,756	$26,512	$26,451	$25,945	$36,673	$8,917	32.1%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.27%	1.25%	1.26%	1.28%	1.24%	nm	nm
Canada	1.01%	0.99%	0.98%	0.97%	1.05%	nm	nm
Total	1.23%	1.21%	1.22%	1.24%	1.20%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.035%	0.036%	0.036%	0.036%	0.036%	nm	nm
Canada	0.129%	0.123%	0.120%	0.154%	0.111%	nm	nm
Total	0.051%	0.050%	0.050%	0.055%	0.048%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.84	$2.98	$3.20	$3.52	$2.90	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$752.2	$804.2	$707.4	$752.7	$792.4	$40.2	5.3%
Canada Retail Mutual Funds	232.8	182.7	170.8	199.3	276.2	43.4	18.6%
Indexed Annuities	80.9	83.6	64.2	58.4	67.5	(13.3)	-16.5%
Variable Annuities and other	346.2	366.5	301.7	368.2	376.1	29.8	8.6%
Total sales-based revenue generating product sales	1,412.2	1,437.0	1,244.1	1,378.5	1,512.2	100.0	7.1%
Managed Accounts	70.8	72.4	125.4	159.7	188.8	118.1	nm
Segregated Funds	102.4	63.5	61.7	64.7	82.0	(20.3)	-19.8%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$197.8	12.5%

Canada Retail Mutual Funds	$232.8	$182.7	$170.8	$199.3	$276.2	$43.4	18.6%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	(20.3)	-19.8%
Total Canada product sales	335.2	246.2	232.5	264.0	358.2	23.0	6.9%
Total U.S. product sales	1,250.1	1,326.6	1,198.7	1,338.8	1,424.8	174.7	14.0%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$197.8	12.5%

Client asset values, beginning of period ($mills)	$52,339	$54,925	$56,591	$58,671	$61,167	$8,828	16.9%
Inflows	1,585	1,573	1,431	1,603	1,783	198	12.5%
Outflows (1)	(1,266)	(1,318)	(1,258)	(1,306)	(1,571)	(306)	-24.2%
Net flows	320	255	174	297	212	(108)	-33.7%
Foreign currency impact, net	47	241	354	(18)	(283)	(330)	nm
Change in market value, net and other (2)	2,219	1,170	1,552	2,217	(276)	(2,494)	-112.4%
Client asset values, end of period	$54,925	$56,591	$58,671	$61,167	$60,821	$5,896	10.7%
Annualized net flows as % of beginning of period asset values	2.4%	1.9%	1.2%	2.0%	1.4%	-1.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$26,899	$27,890	$28,756	$29,826	$30,674	$3,775	14.0%
Canada Retail Mutual Funds	6,434	6,673	6,960	7,255	7,508	1,074	16.7%
Managed Accounts	1,954	2,084	2,246	2,494	2,739	785	40.1%
Indexed Annuities	1,699	1,774	1,836	1,890	1,939	240	14.1%
Variable Annuities and other	14,505	14,982	15,394	15,928	16,333	1,828	12.6%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	179	7.7%
Total	$53,823	$55,778	$57,656	$59,906	$61,704	$7,881	14.6%

Canada Retail Mutual Funds	$6,434	$6,673	$6,960	$7,255	$7,508	$1,074	16.7%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	179	7.7%
Total Canada average client assets	8,765	9,048	9,423	9,768	10,018	1,253	14.3%
Total U.S. average client assets	45,058	46,730	48,233	50,138	51,685	6,627	14.7%
Total average client assets	$53,823	$55,778	$57,656	$59,906	$61,704	$7,881	14.6%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,218	2,237	2,235	2,215	2,130	(88)	-4.0%
Recordkeeping only	670	676	678	677	665	(5)	-0.7%
Total	2,887	2,913	2,913	2,892	2,795	(93)	-3.2%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2018
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$190,585	$190,585	$-	8.6%	8.6%

Fixed Income:
Treasury	26,604	26,328	276	1.2%	1.2%	2.33%	AAA
Government	188,125	183,673	4,452	8.5%	8.3%	3.30%	AA-
Tax-Exempt Municipal	2,420	2,187	233	0.1%	0.1%	1.64%	A-
Corporate	1,286,603	1,275,232	11,372	57.9%	57.9%	4.09%	BBB+
Mortgage-Backed	135,059	134,090	969	6.1%	6.1%	3.46%	AAA
Asset-Backed	77,571	77,619	(47)	3.5%	3.5%	2.92%	AA
CMBS	139,065	139,082	(18)	6.3%	6.3%	3.58%	AAA
Private	131,937	131,591	345	5.9%	6.0%	4.72%	BBB
Redeemable Preferred	3,379	3,102	277	0.2%	0.1%	12.27%	BBB
Total Fixed Income	1,990,763	1,972,904	17,859	89.6%	89.5%	3.92%	A

Equities:
Perpetual Preferred	17,536	17,536	-	0.8%	0.8%
Common Stock	16,305	16,305	0	0.7%	0.7%
Mutual Fund	5,958	5,918	40	0.3%	0.3%
Other	833	833	-	0.0%	0.0%
Total Equities	40,632	40,592	40	1.8%	1.8%

Total Invested Assets	$2,221,980	$2,204,081	$17,899	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$160,147	$159,851	$296	12.4%	12.5%
Banking	152,615	152,223	392	11.9%	11.9%
Reits	133,644	133,036	608	10.4%	10.4%
Energy	132,440	130,773	1,667	10.3%	10.3%
Insurance	105,346	104,618	728	8.2%	8.2%
Technology	101,714	100,913	800	7.9%	7.9%
Communications	94,826	93,296	1,530	7.4%	7.3%
Capital Goods	89,237	88,588	649	6.9%	6.9%
Electric	76,656	74,974	1,682	6.0%	5.9%
Basic Industry	72,153	70,663	1,490	5.6%	5.5%
Consumer Cyclical	66,261	65,580	681	5.2%	5.1%
Transportation	45,317	45,350	(33)	3.5%	3.6%
Brokerage	26,593	25,980	613	2.1%	2.0%
Industrial Other	11,798	11,664	134	0.9%	0.9%
Natural Gas	7,358	7,198	160	0.6%	0.6%
Finance Companies	6,717	6,755	(37)	0.5%	0.5%
Financial Other	2,784	2,771	13	0.2%	0.2%
Utility Other	996	997	(1)	0.1%	0.1%
Total Corporate portfolio	$1,286,603	$1,275,232	$11,372	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$236,348	$234,449	$1,899	11.9%	11.9%	3.90%
1-2 Yrs.	231,901	227,127	4,774	11.6%	11.5%	4.70%
2-5 Yrs.	807,063	799,694	7,369	40.5%	40.5%	3.73%
5-10 Yrs.	661,247	661,085	162	33.2%	33.5%	3.84%
> 10 Yrs.	54,204	50,549	3,655	2.7%	2.6%	4.42%
Total Fixed Income	$1,990,763	$1,972,904	$17,859	100.0%	100.0%	3.92%

Duration

Fixed Income portfolio duration	3.7	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2018	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$390,398	19.8%
AA	169,017	8.6%
A	462,546	23.4%
BBB	880,323	44.6%
Below Investment Grade	67,061	3.4%
NA	3,559	0.2%
Total Fixed Income	$1,972,904	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$11,979	0.9%	AAA	$-	—
AA	79,037	6.2%	AA	1,137	0.9%
A	370,706	29.1%	A	12,397	9.4%
BBB	754,996	59.2%	BBB	113,319	86.1%
Below Investment Grade	58,334	4.6%	Below Investment Grade	4,739	3.6%
NA	180	0.0%	NA	-	—
Total Corporate	$1,275,232	100.0%	Total Private	$131,591	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$133,631	96.1%	AAA	$131,791	98.3%
AA	396	0.3%	AA	-	—
A	4,183	3.0%	A	1,162	0.9%
BBB	-	—	BBB	318	0.2%
Below Investment Grade	871	0.6%	Below Investment Grade	819	0.6%
NA	-	—	NA	-	—
Total CMBS	$139,082	100.0%	Total Mortgage-Backed	$134,090	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$45,427	58.5%	AAA	$67,042	31.9%
AA	6,477	8.3%	AA	81,212	38.7%
A	20,681	26.6%	A	53,013	25.2%
BBB	1,625	2.1%	BBB	7,119	3.4%
Below Investment Grade	184	0.2%	Below Investment Grade	1,615	0.8%
NA	3,225	4.2%	NA	0	0.0%
Total Asset-Backed	$77,619	100.0%	Total Treasury & Government	$210,001	100.0%

NAIC Designations

1	$764,828	47.1%
2	797,195	49.0%
3	52,824	3.2%
4	9,966	0.6%
5	192	0.0%
6	502	0.0%	`
U.S. Insurer Fixed Income (2)	1,625,507	100.0%
Other (3)	387,990
Cash and cash equivalents	190,585
Total Invested Assets	$2,204,081

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,069	$19,200	$19,268	$19,340	$19,289	220	1.2%
Fixed-maturity securities (held-to-maturity)	5,718	6,087	7,231	7,829	8,373	2,655	46.4%
Equity Securities	535	515	525	519	513	(22)	-4.1%
Deposit asset underlying 10% reinsurance treaty	1,032	770	869	299	1,181	149	14.4%
Deposit asset - Mark to Market	—	—	—	—	(1,288)	(1,288)	n/m
Policy loans and other invested assets	305	317	395	397	411	106	34.8%
Cash & cash equivalents	194	246	282	402	586	392	n/m
Total investment income	26,853	27,135	28,570	28,786	29,065	2,212	8.2%
Investment expenses	1,241	1,306	1,417	1,498	1,675	434	35.0%
Interest Expense on Surplus Note	5,718	6,087	7,231	7,829	8,373	2,655	46.4%
Net investment income	$19,894	$19,742	$19,922	$19,459	$19,017	(877)	-4.4%
Fixed income book yield, end of period	4.18%	4.11%	4.04%	3.97%	3.92%	—	—
New money yield	2.31%	2.83%	2.85%	2.28%	2.43%		—
						YOY Q1
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.4%	17.3%	18.6%	19.2%	19.8%	2.3%
AA	9.5%	8.4%	8.5%	8.4%	8.6%	-0.9%
A	21.6%	23.5%	22.5%	22.2%	23.4%	1.8%
BBB	46.0%	45.8%	46.3%	46.5%	44.6%	-1.4%
Below Investment Grade	5.0%	4.5%	3.7%	3.5%	3.4%	-1.6%
NA	0.4%	0.3%	0.3%	0.2%	0.2%	-0.2%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A	A	na

		As of March 31, 2018					As of March 31, 2018			As of March 31, 2018
		Market Value	Amortized Cost	Credit Rating			Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)				Government Investments (1)

1	Canada	$20,651	$20,436	AAA	Canada		$70,210	$69,472	AAA	$3,222	$3,250
2	AT&T Inc	13,044	12,271	BBB+	Australia		59,910	59,176	AA	10,392	10,294
3	National Rural Utilities Cooperative	10,747	10,280	A	United Kingdom		50,290	50,043	A	18,654	18,414
4	Province of British Columbia Canada	10,535	10,505	AAA	Germany		18,303	18,429	BBB	7,380	7,119
5	Province of Quebec Canada	10,203	9,464	A+	France		17,580	17,408	Below Investment Grade	1,658	1,615
6	Province of Alberta Canada	9,920	9,881	A+	Switzerland		17,473	17,507	NA	—	—
7	General Electric Co	9,918	9,980	A	Ireland		15,698	15,649	Total	$41,306	$40,691
8	Municipal Finance Authority of British Columbia	9,497	9,595	AAA	Bermuda		14,862	14,727
9	Wells Fargo & Co	9,181	9,137	A-	Netherlands		11,941	11,111
10	Bank of Montreal	8,904	9,001	A+	Cayman Islands		11,401	11,266	Non-Government Investments (1)
11	Enbridge Inc	8,771	8,711	BBB+	Norway		9,902	9,938
12	Apple Inc	8,603	8,627	AA+	Japan		7,793	7,699	AAA	$2,570	$2,561
13	Comcast Corp	8,187	8,182	A-	Belgium		7,266	7,112	AA	30,688	30,867
14	Goldman Sachs Group Inc/The	8,092	8,021	BBB+	Mexico		7,227	7,070	A	112,890	112,579
15	American Airlines Group Inc	7,998	8,216	AA-	Israel		5,411	5,413	BBB	178,446	174,898
16	Microsoft Corp	7,938	7,894	AAA	Emerging Markets (2)		11,771	11,506	Below Investment Grade	6,309	6,342
17	Province of Ontario Canada	7,812	7,568	A+	All Other		35,324	34,564	NA	154	154
18	City of Toronto Canada	7,571	7,565	AA		Total	$372,363	$368,092	Total	$331,057	$327,401
19	National Fuel Gas Co	7,421	7,081	BBB
20	HSBC Holdings PLC	7,175	7,102	A
21	General Mills Inc	7,096	7,313	BBB
22	United Continental Holdings Inc	7,008	7,161	BB
23	Discovery Inc	6,952	6,788	BBB-
24	Brookfield Asset Management Inc	6,944	6,887	A-
25	Booking Holdings Inc	6,886	7,019	BBB+
	Total	$227,052	$224,684

	% of total fixed income portfolio	10.2%	10.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2013	2014	2015	2016	2017	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018

Recruits	186,251	190,439	228,115	262,732	303,867	70,983	78,273	90,210	64,401	76,230

Life-insurance licensed sales force, beginning of period	92,373	95,566	98,358	106,710	116,827	116,827	117,907	121,471	124,436	126,121
New life-licensed representatives	34,155	33,832	39,632	44,724	48,535	10,903	12,947	12,783	11,902	11,730
Non-renewal and terminated representatives	(30,962)	(31,040)	(31,280)	(34,607)	(39,241)	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)
Life-insurance licensed sales force, end of period	95,566	98,358	106,710	116,827	126,121	117,907	121,471	124,436	126,121	127,182

Issued term life policies	214,617	220,984	260,059	298,244	312,799	70,642	84,033	78,056	80,068	70,821

Issued term life face amount	$67,783	$69,574	$79,111	$89,869	$95,635	$21,628	$25,458	$24,035	$24,515	$22,258

Term life face amount in force, beginning of period	$670,412	$674,868	$681,927	$693,194	$728,385	$728,385	$733,756	$746,427	$757,411	$763,831
Issued term life face amount	67,783	69,574	79,111	89,869	95,635	21,628	25,458	24,035	24,515	22,258
Terminated term life face amount	(57,730)	(54,962)	(53,580)	(57,238)	(65,958)	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)
Foreign currency impact, net	(5,596)	(7,553)	(14,263)	2,560	5,769	447	2,207	3,280	(165)	(2,570)
Term life face amount in force, end of period	$674,868	$681,927	$693,194	$728,385	$763,831	$733,756	$746,427	$757,411	$763,831	$765,732

Estimated annualized issued term life premium
Premium from new policies	$173.5	$179.8	$212.4	$245.2	$263.1	$59.4	$70.2	$65.8	$67.6	$60.4
Additions and increases in premium	48.6	51.6	54.9	60.4	65.5	15.1	16.5	16.4	17.5	16.9
Total estimated annualized issued term life premium	$222.1	$231.4	$267.3	$305.7	$328.6	$74.5	$86.7	$82.2	$85.1	$77.3

Investment & Savings product sales	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0

Investment & Savings average client asset values	$41,035	$46,936	$48,477	$49,427	$56,791	$53,823	$55,778	$57,656	$59,906	$61,704

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